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                           REGISTRATION RIGHTS AGREEMENT


       This Registration Agreement ("AGREEMENT") is entered into as of June 4, 1999 by and among Jore Corporation, a Montana corporation (the "COMPANY") and Blaine Huntsman (the "HOLDER").

                                      RECITALS

       A. The Company has issued to the Holder a warrant ("WARRANT") to purchase shares of the Company's common stock, no par value ("COMMON STOCK"), pursuant to the terms of a Purchase Agreement between the parties of even date herewith (the "PURCHASE AGREEMENT").

       B. The Company has agreed to take steps to permit the Holder to resell the Common Stock issuable to the Holder upon exercise or conversion of the Warrant without restriction under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                                     AGREEMENT

       NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.     DEFINITIONS

       For purposes of this Agreement:

       (a) The term "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

       (b) The term "REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon exercise of the Warrant and (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock issuable upon exercise of the Warrant, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned;

       (c) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party hereto pursuant to the terms of this Agreement, and any assignee thereof in accordance with Section 11;

       (d) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

       (e) The term "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with this Agreement, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and including also the costs of special audits, if any, and "cold comfort" letters, and expenses of underwriters, excluding discounts and commissions but including the reasonable fees and expenses of any necessary special experts; and


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       (f)    The term "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities of a holder.

2.     REQUEST FOR REGISTRATION

       (a) REQUEST. If the Company shall receive a written request signed by Holders holding at least 50% of the Registrable Securities then held by all Holders that the Company file a registration statement under the Securities Act, then the Company shall, within five business days after receipt of such request, give written notice to all Holders that such registration is to be effected and subject to 2(d)(i) below, use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities of each Holder who, within twenty days after receiving the notice from the Company, requests inclusion in such registration. The rights granted under this Section 2(a) may not be exercised until six months after the closing date of an initial public offering of Common Stock of the Company.

       (b) NUMBER OF REQUESTS PERMITTED. The Company is obligated to effect up to two such registrations pursuant to this Section 2; provided, however, that for the purpose of calculating the number of registrations pursuant to this
Section 2, only registrations that have been declared effective shall be counted, unless the failure to complete an offering pursuant to such registration is solely due to factors within the Company's control.

       (c) PARTICIPATION BY THE COMPANY. If a registration requested pursuant to this Section 2 is to involve an underwritten public offering of Registrable Securities, subject to 2(d)(ii) below the Company may include in the registration shares of Common Stock to be sold by the Company for its own account.

       (d) LIMITATION ON THE NUMBER OF SHARES OF REGISTRABLE SECURITIES TO BE INCLUDED IN REGISTRATION.

              (i) If, in the judgment of the managing underwriter or underwriters of the public offering, the inclusion of all of the Registrable Securities of the Holders covered by requests for registration pursuant to
Section 2(a) above would interfere with the successful marketing of the proposed offering, the number of shares of Registrable Securities to be included in the underwritten public offering shall be reduced pro rata among the Holders requesting registration and inclusion in such registration, based on the number of Registrable Securities owned by such Holders, in accordance with the recommendations of the underwriter or underwriters. In such event, the Company may not include its shares in the registration.

              (ii) If, in the judgment of the managing underwriter or underwriters of the public offering, the inclusion of shares requested by the Company to be included in the registration would interfere with the successful marketing of the proposed offering (inclusive of the Registrable Securities of the Holders as part of the proposed offering), such shares of the Company shall not be included in the registration.

3.     FORM S-3 REGISTRATION

       (a) If, at any time after the Company is entitled to use Form S-3 to register the Registrable Securities for resale by the Holders, the Holders of at least 50% of the Registrable Securities then outstanding request that the Company file a registration statement on Form S-3 covering the resale of the Registrable Securities, then the Company shall use its reasonable best efforts to cause such Registrable Securities to be registered for resale on such form. Upon receipt of such a request for registration, the Company will:

              (i) promptly give written notice of the proposed registration and any related qualification or compliance to all other Holders; and


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              (ii)   file a registration statement of Form S-3 covering the
Registrable Securities as soon as practical after receipt of the request or requests of the Holders, and effect all such other qualifications and compliances as may be so required to permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within 15 days after receipt of written notice from the Company given in accordance with clause (a)(i).

4.     LIMITS ON REGISTRATIONS

       Notwithstanding the foregoing, the Company shall not be obliged to register a Holder's Registrable Shares pursuant to Section 2 or 3 hereof if (i) the Holder, together with the other Holders, propose to sell Registrable Securities at an aggregate price to the public of less than $250,000; (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of a Holder under Section 2 or 3, as the case may be, and provided that the Company shall not exercise this right more than once in any 12 month period; (iii) the Company has, within the six month period preceding the date of such request, already effected one registration pursuant to Section 2 or 3 for the Holders; or
(iv) the Company furnishes to the Holder a written opinion of counsel that such Holder is able to sell all the Registrable Securities that it in good faith wishes to sell in a three month period pursuant to Rule 144 or a comparable successor rule adopted by the SEC.

5.     OBLIGATIONS OF THE COMPANY

       Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall:

       (a) DUE DILIGENCE. Provide the Holders requesting registration or inclusion of their Registrable Securities in a registration pursuant to Sections 2 or 3 hereof a reasonable opportunity to review and inspect, at their own expense, the financial, corporate and other documents relevant to a due diligence review in connection with such proposed offering.

       (b) FILING OF REGISTRATION STATEMENT. Prepare, provide the Holders whose Registrable Securities will be included in the registration with an opportunity to review, and file with the SEC, a registration statement with respect to such Registrable Securities; and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of all the Registrable Securities registered thereunder, keep such registration statement effective for up to 9 months.

       (c) FILING OF AMENDMENT. Prepare, provide the Holders whose Registrable Securities will be included in the registration with an opportunity to review, and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

       (d) DELIVERY OF PROSPECTUS. Furnish to the Holders whose Registrable Securities are covered by the registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of any Registrable Securities being sold pursuant to the registration.


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       (e)    COMPLIANCE WITH BLUE SKY REQUIREMENTS.  Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Holders of the securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

       (f) UNDERWRITING AGREEMENT. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering.

       (g) NOTIFICATION OF CERTAIN EVENTS. Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

       (h) DELIVERY OF OPINION LETTER, ETC. Furnish, at the request of any Holder requesting registration or inclusion of its Registrable Securities in a registration pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration and inclusion in a registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration and inclusion in a registration of Registrable Securities.

       (i) LISTING OF SECURITIES. List the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities are listed or qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. National Market System if the Company does not have a class of equity securities listed on a national securities exchange.

6.     OBLIGATIONS OF HOLDERS

       Whenever a registration is to be effected pursuant to the terms of this Agreement, each holder whose Registrable Securities are to be registered agrees:

       (a) PERFORMANCE OF UNDERWRITING AGREEMENT. If the registration is an underwritten public offering, such Holder shall enter into and perform its obligations under the underwriting agreement with the Company and the managing underwriter of such offering;

              (b) NOTIFICATION OF CERTAIN EVENTS. Such Holder shall notify the Company, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact regarding such holder of Registrable Securities or information provided by such Holder or omits to state a material fact regarding such Holder or information provided by such Holder required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and


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

       (c) FURNISHING OF INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities.

7.     EXPENSES

       (a) REGISTRATION EXPENSES. All Registration Expenses incurred in connection with a registration pursuant to Sections 2 and 3, and the reasonable fees and expenses of counsel to the Holders whose shares are being registered pursuant thereto, shall be borne by the Company.

       (b) SELLING EXPENSES. All Selling Expenses shall be borne by the Holders in proportion to the number of their Registrable Securities so registered.

8.     INDEMNIFICATION

       In the event any Registrable Securities are included in a registration statement as a result of the exercise by the Holders thereof of their rights under this Agreement:

       (a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless, to the fullest extent permitted by law, (i) each Holder whose Registrable Securities are covered by such registration statement and its directors and officers, if any, (ii) any underwriter (as defined in the Securities Act), and (iii) each person, if any, who controls such Holders or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which any of the aforementioned persons or entities become subject under the Securities Act, the Exchange Act, or other federal or state laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities laws, or any rule or regulation promulgated under the Securities Act, and the Exchange Act, or any state securities laws. Subject to Section 8(c) below, the Company will reimburse (i) each such Holder, its officers and directors, (ii) any underwriter, and (iii) any controlling person of any such Holders or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holders, underwriter or controlling person.

       (b) INDEMNIFICATION BY HOLDERS. Each Holder whose Registrable Securities are included in a registration statement pursuant to this Agreement will, severally and not jointly, indemnify and hold harmless (i) the Company,
(ii) each of the Company's directors and officers, (iii) any underwriter, (iv) each person who controls the Company or any such underwriter within the meaning of the Securities Act, (v) any other Holders selling securities pursuant to such registration statement and their directors and officers, and (vi) any person who controls such other Holders, against any losses, claims, damages or


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liabilities to which any of the aforementioned persons or entities become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Subject to Section 8(c) below, each such Holder will, severally and not jointly, reimburse (i) the Company, (ii) each of the Company's directors and officers, (iii) any underwriter, (iv) each person who controls the Company or any such underwriter within the meaning of the Securities Act, (v) any other Holders selling securities pursuant to such registration statement and their directors and officers, and (vi) any person who controls such other Holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holder or Holders providing the indemnification, which consent shall not be unreasonably withheld; provided further that such legal or other expenses shall be shared pro rata among the Holders providing the indemnification in accordance with their respective shareholdings and the maximum liability of any such Holder under this Section 8(b) in regard to any registration statement shall in no event exceed the amount of the proceeds received by such Holder from the sale of securities under such registration statement.

       (c) PROCEDURES OF INDEMNIFICATION. Each party entitled to indemnification under this Section 8 (the "Indemnified Party") will give notice to the party required to provide indemnification hereunder (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the Indemnified Party and the Indemnifying Party; provided, however, that the Indemnified Party shall have the right to retain its own counsel, reasonably satisfactory to the Company, at its own expense; provided further that the fees and expenses of such counsel shall be paid by the Indemnifying Party if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of having knowledge of any claim, if prejudicial to its ability to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 8, but the omission so to deliver written notice to the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 8.

       (d) CONTRIBUTION. If the indemnification provided for in Section 8(a) and (b) above is unavailable for any reason, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party for the losses, claims, damages, or liabilities in such proportion as appropriate to reflect not only the relative benefit received but also the relative fault of the Company, on the one hand, and of the Holders whose Registrable Securities are covered by a registration statement, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations, including the failure to give any notice under Section 8(c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or written information supplied by the Holders on the other, specifically for inclusion in the prospectus or registration statement relating thereto and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holders agree that it would not be just and equitable if contributions pursuant to Section 8(d) were determined by PRO RATA allocation (even if all of the Holders were treated as one entity for such purpose) or by any other method of allocation which did not take into account the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities under this

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Section 8 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), a Holder shall not be required to contribute any amount in excess of the amount of the proceeds received by such holder from the sale of its Registrable Securities registered pursuant to this Agreement. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

       (e) CONTENT OF JUDGMENT OR SETTLEMENT. No Indemnifying Party, in the defense of any such claim or litigation pursuant to this Section 8, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

9.     CHANGES IN COMMON STOCK

       In the event that there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby to the Holders shall continue with respect to the Common Stock as so changed.

10.    REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

       With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit such holders to sell securities of the Company to the public without registration, the Company agrees to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) Furnish to any such Holder, so long as it owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company) and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any such holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

11.    ASSIGNMENT OF REGISTRATION RIGHTS

       The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities; provided (i) the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) the transfer is made in compliance with the terms and conditions of any agreement among any Holders that may restrict the transfer of the Registrable Securities, to the extent such holders are parties thereto; and (iii) such assignment shall


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be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

12.    "STAND-OFF" AGREEMENT

       Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any Registrable Securities during the 180-day period, or such shorter period as may be recommended by the underwriter, following the effective date of a registration statement of the Company filed under the Securities Act. Notwithstanding the foregoing, a Holder whose registration rights are otherwise eliminated by virtue of Section 4 above shall not be subject to this Section 12.

13.    MISCELLANEOUS

       (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

       (b) GOVERNING LAW. The construction and performance of this Agreement will be governed by the laws of the State of Montana (except for the choice of law provisions thereof).

       (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

       (d) HEADINGS. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

       (e) NOTICES. Any notice, demand or request required or permitted to be given under the provisions of this Agreement (i) shall be in writing; (ii) shall be delivered personally, including by means of facsimile or courier, or mailed by registered or certified mail, postage prepaid and return receipt requested; (iii) shall be deemed given on the date of personal delivery or on the date set forth on the return receipt; and (iv) shall be delivered or mailed to the addresses or facsimile numbers set forth below on the signature page of this Agreement or to such other address as any party may from time to time direct.

       (f) AMENDMENT, WAIVER, ETC. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Company and Holders holding at least 80% of the Registrable Securities then outstanding; provided, however, that such amendment or waiver may not have the effect of limiting, expanding or otherwise affecting the rights and obligations of one or more Holders unless the rights and obligations of all holders of Registrable shall have been equally limited, expanded or otherwise affected. Any waiver of any term or condition of this Agreement or any breach hereof shall not operate as a waiver of any other such term, condition or breach, and no failure to enforce any provision hereof shall operate as a waiver of such provision or of any other provision hereof.

       (g) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written.

                                   COMPANY:

                                   JORE CORPORATION



                                   By /s/ Matt Jore
                                      -----------------------------------
                                          Matt Jore, President

                                   45000 Highway 93 South
                                   Ronan, Montana 59864
                                   Facsimile: 406-676-8400

                                   HOLDER:


                                        [ILLEGIBLE]
                                      -----------------------------------


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